Crawford & Company New York Society of Security Analysts March 17, 2014

FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION 2  Forward-Looking Statements –This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at www.crawfordandcompany.com. –Crawford’s business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of claims and revenue for the Company, are generally not subject to accurate forecasting.  Revenues Before Reimbursements (“Revenues”) –Revenues Before Reimbursements are referred to as “Revenues” in both consolidated and segment charts, bullets and tables throughout this presentation.  Segment and Consolidated Operating Earnings –Under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 280, “Segment Reporting,” the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non- controlling interests, certain unallocated corporate and shared costs and credits, and special charges and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits.  Class A and B Shares --The Company’s two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class.  Earnings Per Share –In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by the guidance in Accounting Standards Codification Topic 260 - "Earnings Per Share". The two- class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period.  Non-GAAP Financial Information –For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

Crawford & Company at a Glance at market close March 7, 2014 Exchange/Tickers: NYSE: CRDA and CRDB Trailing 52 week High/Low: CRDA: $8.63-$4.82 CRDB: $10.32-$5.62 Market Capitalization : $514.6 million Quarterly Dividend: CRDA: $0.05/quarter CRDB: $0.04/quarter Analyst Coverage: Greg Peters, Raymond James Mark Hughes, Suntrust Adam Klauber, William Blair 3 3

A Business Services Leader since 1941 • The world’s largest independent provider of global claims management solutions • Multiple globally recognized brand names: Crawford, Broadspire, GCG • Clients include multinational insurance carriers, brokers and local insurance firms as well as over 200 of the Fortune 500 4 EMEA-A/P Americas Broadspire Legal Settlement Administration Serves the U.K., European, Middle Eastern, African and Asia Pacific markets Serves the U.S., Canadian and Latin American markets Serves large national accounts, carriers and self- insured entities Provides administration for class action settlements and bankruptcy matters

$1.2 Billion in Revenues 700 Locations 70+ Countries 8,500 Employees OUR GLOBAL STRENGTH 5

Diversified Business and Clients 2013 Revenues of Approximately $1.2 Billion • Property and Casualty Services • Global Technical Services • Third Party Administration • Global Markets 30.1% 21.7% 18.8% EMEA/AP Americas • Property and Casualty Services • Catastrophe Management Services • Contractor Connection • Centralized Claim Administration • Affinity Programs 29.4% Legal Settlement Administration • Class Actions – Securities – Product Liability • Bankruptcy Administration •Mass Tort Services Broadspire • Workers’ Compensation and Liability Claims Administration •Medical and Case Management • Long-Term Care Services • Integrated Disability Management • Risk Management Information Systems (RSG) • Claim Triage Solution (e-Triage) 6 6

Crawford Provides More Than Claims Services P&C outsourced claims services provided about $579 million, or 50%, of total Crawford revenue • Claims services is a mature business in most geographies • Revenues are driven by claims volume, which is affected by regional economies, economic growth • Severe weather and natural disasters can create volatility in claims volume • Global Technical Services is the leader in mega-claims Another $584 million, or 50%, was derived from higher-value added business services • BPO • Third Party Administration • Direct Repair Services • Legal Settlement Administration • Consulting • Medical Management • Analytics • Forensic Accounting Approximate 2013 Revenue Mix Consulting BPO Claims Services $579 $431 $153 7

Consolidated Operating Earnings Revenues Revenues • Compound annual growth rate of 3.7% from 2009 to 2013 • Improved diversification of revenue streams • Growth in Broadspire, Contractor Connection and Legal Settlement Administration Operating Earnings • Consolidated operating earnings increased 79% from 2009 to 2013 • Technology innovation drives operating earnings gains • Turnaround in Broadspire Unaudited ($ in millions) For the years ended December 31, Consolidated Revenues and Operating Earnings $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 2009 2010 2011 2012 2013 2014G* $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 2009 2010 2011 2012 2013 2014G* *Midpoint of Company’s Feb. 26, 2014 guidance 8

Americas $0 $50 $100 $150 $200 $250 U.S. Canada Latin America Revenues by Geographic Region ($ in millions) 2013 vs. 2012 0 100,000 200,000 300,000 400,000 500,000 U.S. Canada Latin America Americas Cases Received 9 International presence No. 1 or 2 market share in key U.S., Canada and Latin American markets Scale and resources to service large international accounts Fully integrated services with market leading technology provides response capability for events like Superstorm Sandy and Canadian flooding Best in class quality Contractor Connection is an industry-leading direct repair solution with a network of over 4,500 contractors in the U.S. and Canada Global Technical Services (GTS) brings unique resources to high value/complex property and liability claims Experience Business Process Outsourcing solutions for all Property & Casualty carriers

EMEA/AP $0 $20 $40 $60 $80 $100 $120 $140 $160 U.K. CEMEA Asia-Pacific Revenues by Geographic Region ($ in millions) 0 50,000 100,000 150,000 200,000 250,000 U.K. CEMEA Asia-Pacific EMEA/AP Cases Received 2013 vs. 2012 10 Global footprint Ability to service multinational corporations, global insurers and brokers Market leader in responding to catastrophic events, e.g. Thai flooding Experience Best in class technology solutions Global Technical Services (GTS) brings unique resources to high value/complex claims Investment in specialty markets including aviation, marine, forensic accounting and oil and energy Strong client relationships Named Lloyd’s of London strategic partner for volume claim services Strategic account management to drive market share gains

Broadspire $0 $20 $40 $60 $80 $100 $120 $140 Worker's Comp. Casualty Other Revenues by Service Line ($ in millions) 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 Worker's Comp. Medical Mgmt. Risk Mgmt. Info. Svcs. Broadspire Cases Received 2013 vs. 2012 11 Delivering profitable growth Leading international third party administrator (TPA) for workers’ compensation, liability, medical management, and integrated disability management Flexible programs with quantifiable outcomes measurement Technology and analytics Proficient in data analysis, tool building, predictive modeling and clinical analytics Command Center drives operating efficiencies Single source claim system unifies intake, administration and RMIS systems New markets Market leading Medical Management capabilities Broadspire TPA creates a global brand with international growth opportunities

Legal Settlement Administration $0 $20 $40 $60 $80 $100 $120 $140 $160 Yr end 2013 Yr end 2012 Backlog ($ in millions) $0 $50 $100 $150 $200 $250 2013 2012 Revenues ($ in millions) 12 Garden City Group (GCG) provides: • Class Action Services providing technology-intensive administrative services for counsel and corporate defendants to expedite high-volume class action settlements • Bankruptcy Services offers cost-effective, end-to-end solutions for managing the administration of bankruptcy under Chapter 11 • Mass Tort Services designs and delivers customized administration plans including medical devices, pharmaceutical, toxic waste and environmental catastrophes • GCG Communications specializes in legal notice programs Best Claims Administrator, New York Law Journal Large programs include: • GCCF/Deepwater Horizon settlement • General Motors bankruptcy • $6.15 billion WorldCom settlement • $3.4 billion Native American Trust Settlement • $3.05 billion VisaCheck/MasterMoney Antitrust settlement

• Grow business and increase revenues through broader market coverage, investment in future business platforms, and launch of new products • Create a global GTS powerhouse by adding world-class adjusters and further expanding our industry-leading breadth of services • Develop significant cost advantages by further increasing our operating efficiencies across the globe • Enhance our data management and analytics capabilities by leveraging the Risk Sciences Group and developing our data analytics consulting business • Remain a great place to work by continuing to attract, engage and retain the best talent and by improving their productivity with innovative technology solutions • Further expand our environmental sustainability initiatives through eco- friendly purchasing policies and solutions 2014 - 2016 Strategic Initiatives 13

Financial Review

Revenues ($ in millions) Consolidated Operating Earnings ($ in millions) • Revenues of $1.163 billion • Consolidated operating earnings of $94.9 million • Diluted earnings per share of $0.93 for CRDA and $0.90 for CRDB • Operating cash flow of $77.8 million • Significant improvement in funded position of pension plans • Strong return to shareholders Full Year 2013 Business Summary 15 0 200 400 600 800 1,000 1,200 1,400 2013 2012 1,177 1,163 0 20 40 60 80 100 120 2013 2012 110.2 94.9

Income Statement Highlights Unaudited ($ in thousands, except per share amounts) 16 Years ended Dec. 31 2013 2012 % Change Revenues $1,163,445 $1,176,717 -1% Costs of Services 846,442 846,638 - Selling, General, and Administrative Expenses 232,307 228,411 2% Corporate Interest Expense, Net 6,423 8,607 -25% Special Charges - 11,332 nm Total Costs and Expenses 1,085,172 1,094,988 -1% Other Income 2,829 1,711 65% Income Before Income Taxes 81,102 83,440 -3% Provision for Income Taxes 29,766 33,686 -12% Net Income 51,336 49,754 3% Less: Net Income Attributable to Noncontrolling Interests 358 866 -59% Net Income Attributable to Shareholders of Crawford & Company $50,978 $48,888 4% Earnings Per Share - Diluted: Class A Common Stock $0.93 $0.91 2% Class B Common Stock $0.90 $0.87 3% Cash Dividends per Share: Class A Common Stock $0.18 $0.20 -10% Class B Common Stock $0.14 $0.16 -13% nm=not meaningful

Unaudited ($ in thousands) December 31, 2013 December 31, 2012 Change Cash and cash equivalents $75,953 $71,157 $4,796 Accounts receivable, net 160,350 164,708 (4,358) Unbilled revenues, net 105,791 124,881 (19,090) Total receivables 266,141 289,589 (23,448) Goodwill 132,777 131,995 782 Deferred revenues 76,843 82,817 (5,974) Pension liabilities 102,960 168,216 (65,256) Current portion of long-term debt, capital leases and short-term borrowings 35,875 14,113 21,762 Long-term debt, less current portion 101,770 152,293 (50,523) Total debt 137,645 166,406 (28,761) Total stockholders' equity attributable to Crawford & Company 199,805 136,199 63,606 Net debt* 61,692 95,249 (33,557) Total debt / capitalization 41% 55% (14%) *Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash and cash equivalents Balance Sheet Highlights 17

Unaudited ($ in thousands) For the years ended December 31, $102,960 $168,216 $133,995 $165,030 $212,507 Defined Benefit Pension Liabilities 18

Unaudited ($ in thousands) For the years ended December 31, *Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash and cash equivalents Consolidated Debt and Cash on Hand 19

2013 2012 Variance Net Income Attributable to Shareholders of Crawford & Company $50,978 $48,888 $2,090 Depreciation and Other Non-Cash Operating Items 38,096 37,322 774 Unbilled and Billed Receivables Change 18,630 (22,922) 41,552 Working Capital Change (11,910) 43,041 (54,951) U.S. Pension Contributions (17,950) (13,476) (4,474) Operating Cash Flow 77,844 92,853 (15,009) Property & Equipment Purchases, net (14,037) (15,375) 1,338 Capitalized Software (internal and external costs) (16,976) (17,801) 825 Free Cash Flow $46,831 $59,677 ($12,846 ) Unaudited ($ in thousands) For the years ended December 31, Operating and Free Cash Flow 20

Dividends: • For 2013, Crawford paid dividends of $0.18 per share on CRDA and $0.14 per share on CRDB Share Repurchases: • From inception through December 31, 2013, Crawford has repurchased 1,162,335 shares of CRDA at an average cost of $5.55 per share and 7,000 shares of CRDB at an average cost of $3.83 per share TTM Total Return (ended 3/7/2014): • CRDA price increased 46.3%. Total return was 49.5% • CRDB price increased 24.5%. Total return was 26.2% Shareholder Returns 21

Management Alignment with Shareholders Short-Term Incentive Compensation Plan Matrix: Metric: Weight: Revenues 30% Operating Earnings 25% Operating Margin 25% DSO 20% 22 Stock Ownership Guidelines: Multiple of Officer: Base Salary: President/CEO 3x CFO/EVPs 2x  Balanced short and long term compensation system focused on strategic priorities and aligned with shareholders  Long-term incentive compensation plan based on three-year EPS performance tied to the Company’s strategic plan 22

On February 26, 2014, Crawford & Company provided a range of guidance for 2014 as follows: Year ending December 31, 2014 Low End High End Consolidated revenues before reimbursements $1.10 $1.13 billion Consolidated operating earnings $95.0 $103.0 million Consolidated cash provided by operating activities $60.0 $70.0 million Consolidated net income attributable to shareholders of Crawford & Company $52.0 $57.0 million Diluted earnings per share--CRDA $0.94 $1.04 per share Diluted earnings per share--CRDB $0.90 $1.00 per share 2014 Guidance 23

Capital Structure and Governance Class A and B Shares: As of February 21, 2014, there were approximately 29.9 million shares of Class A Common Stock and 24.7 million shares of Class B Common Stock outstanding. The two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. Insider Ownership: The Jesse C. Crawford family beneficially owned 40.1% of outstanding Class A shares and 52.0% of outstanding Class B shares as of March 5, 2013. Board Diversification and Makeup: Eight of nine members are independent, with the exception of the CEO, Jeff Bowman. CEO and chairman roles are split, with the Company maintaining an independent chairman. 24 24

25 Global Footprint World’s largest independent provider of claims management solutions Diverse customer base Global catastrophe response Innovative Technology Platforms Analytics RiskTech Risk Sciences Group/Dmitri Claims Management System (CMS) Command Center Specialized Resources Legal Settlement Administration (GCG) Global Technical Services (GTS) Medical Cost Containment Contractor Connection Business Process Outsourcing Gaining Market Share North American vertical Positioned to benefit from expected global consolidation of TPA vendors Emerging Asia Pacific and Latin American markets CRAWFORD IS POSITIONED FOR SHAREHOLDER RETURNS

Appendix

Appendix: Non-GAAP Financial Information 27 Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include the GAAP-required gross up of our revenues and expenses for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker (“CODM”) to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operation decision maker use. Consolidated operating earnings (loss) represent segment earnings (loss) including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, special charges and credits, income taxes, and net income or loss attributable to noncontrolling interests. Net debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company’s debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt.

Reconciliation of Non-GAAP Items

Unaudited ($ in millions)	2009	2010	2011	2012	2013	2014G*
Revenues Before Reimbursements						
Total Revenues	$ 1,048	$ 1,111	$ 1,211	$ 1,266	$ 1,253	$ 1,205
Reimbursements	(78)	(81)	(86)	(89)	(90)	(90)
Revenues Before Reimbursements	$ 970	$ 1,030	$ 1,125	$ 1,177	$ 1,163	$ 1,115
Costs of Services Before Reimbursements						
Total Costs of Services				$ 936	$ 936	
Reimbursements				(89)	(90)	
Costs of Services Before Reimbursements				$ 847	$ 846	

Unaudited ($ in thousands)	2009	2010	2011	2012	2013	2014G*
Operating Earnings:						
Americas	$ 29,394	$ 20,748	$ 20,007	$ 11,878	$ 18,532	
EMEA/AP	23,401	24,828	28,096	48,481	32,158	
Broadspire	(1,602)	(11,712)	(11,417)	21	8,245	
Legal Settlement Administration	13,130	47,661	51,307	60,284	46,752	
Unallocated corporate and shared costs and credits	(10,996)	(5,841)	(9,403)	(10,504)	(10,829)	
Consolidated Operating Earnings	53,327	75,684	78,590	110,160	94,858	99,000
Deduct:						
Net corporate interest expense	(14,166)	(15,002)	(15,911)	(8,607)	(6,423)	(5,700)
Stock option expense	(914)	(761)	(450)	(408)	(948)	(800)
Amortization expense	(5,994)	(5,995)	(6,177)	(6,373)	(6,385)	(6,400)
Special charges and credits	(4,059)	(4,650)	2,379	(11,332)	—	—
Goodwill and intangible asset impairment charges	(140,945)	(10,788)	—	—	—	—
Income taxes	(2,618)	(9,712)	(12,739)	(33,686)	(29,766)	(29,000)
Net Income Attributable to Non-Controlling Interests	(314)	(448)	(288)	(866)	(358)	(2,600)
Net Income Attributable to Shareholders of Crawford & Company	$ (115,683)	$ 28,328	$ 45,404	$ 48,888	$ 50,978	$ 54,500

* Midpoint of Company's Feb. 26, 2014 guidance

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Crawford®

29 Reconciliation of Non-GAAP Items (cont.) Unaudited ($ in thousands) 2009 2010 2011 2012 2013 Net Debt Short-term borrowings 32$ $ — 1,794$ 13,275$ 35,000$ Current installments of long-term debt and capital leases 8,189 2,891 410 838 875 Long-term debt and capital leases, less current installments 173,061 220,437 211,983 152,293 101,770 Total debt 181,282 223,328 214,187 166,406 137,645 Less: Cash and cash equivalents 70,354 93,540 77,613 71,157 75,953 Net debt 110,928$ 129,788$ 136,574$ 95,249$ 61,692$